SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS

DWS Enhanced Global Bond Fund

Effective December 1, 2012, the following information will supplement the existing disclosure contained under the “Portfolio Manager(s)” sub–heading of the “MANAGEMENT” section of the fund’s prospectus and summary prospectus.

Ohn Choe, CFA, Vice President. Portfolio Manager
of the fund. Joined the fund in 2012.

Kumar Vemuri, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2012.

Effective December 1, 2012, the following information will supplement the existing disclosure contained under the “MANAGEMENT” sub–heading of the “FUND DETAILS” section of the fund’s prospectus.

Ohn Choe, CFA, Vice President. Portfolio Manager of the fund. Joined the fund in 2012.

■	Portfolio Manager for Retail Fixed Income: New York.

■	Joined Deutsche Asset Management in 2005.

■	BS, Georgetown University.

Kumar Vemuri, Assistant Vice President. Portfolio Manager of the fund. Joined the fund in 2012.

■	Portfolio Manager for Specialty Fixed Income: New York.

■	Joined Deutsche Asset Management in 2009 after 12 years experience at Bell Labs Innovations, Alcatel-Lucent, TCS-BNR Labs, and Larsen & Toubro Ltd.

■	MBA, MIT Sloan School of Management, MS, University of Cincinnati; BEng University of Bombay, India.

Please Retain This Supplement for Future Reference

October 9, 2012 PROSTKR-186